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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
| |   Definitive proxy statement
|X|   Definitive additional materials
|_|   Soliciting material pursuant to Section 240.14a-12


                             Pulaski Financial Corp.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
              N/A
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(2)   Aggregate number of securities to which transactions applies:
              N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
              N/A
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(4)   Proposed maximum aggregate value of transaction:
              N/A
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(5)   Total fee paid:
              N/A
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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
              N/A
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(2)   Form, Schedule or Registration Statement No.:
              N/A
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(3)   Filing Party:
              N/A
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(4)   Date Filed:
              N/A
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                   [PULASKI FINANCIAL CORP. LOGO APPEARS HERE]






                                January 21, 2009



Dear Stockholder:

We previously mailed proxy materials to you for the Annual Meeting of Stockholders to be held on February 5, 2009; and according to our records, your vote has not been received.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSALS AS SET FORTH IN THE PROXY STATEMENT THAT WAS SENT TO YOU TWO WEEKS AGO.

Your vote is extremely important AND YOUR SHARES CANNOT BE VOTED UNLESS YOU GIVE YOUR SPECIFIC INSTRUCTIONS. Please vote today by using the toll free telephone voting service or the internet. Voting instructions are located on the enclosed proxy card. You may also vote by signing, dating and returning the proxy card in the envelope provided.

If you have any questions regarding voting, you may call our proxy solicitor, Morrow & Co., LLC, toll free at (800) 662-5200.

                                    Sincerely,

                                    Pulaski Financial Corp.

                                    /s/ Gary W. Douglass

                                    Gary W. Douglass
                                    Chief Executive Officer